Exhibit 32

CERTIFICATION

In connection with the Quarterly Report of EQT Corporation (“EQT”) on Form 10-Q for the period ended March 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certify pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)              The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)              The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of EQT.

/s/ David L. Porges	April 24, 2014
David L. Porges
Chairman, President and Chief Executive Officer

/s/ Philip P. Conti	April 24, 2014
Philip P. Conti
Senior Vice President and Chief Financial Officer